Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING "CONFIDENTIAL TREATMENT REQUESTED". MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER SERVICES AGREEMENT AND MASTER PURCHASE AGREEMENT

THIS AMENDMENT No. 1 (the “Amendment”) to both the Amended and Restated Master Services Agreement and the Master Purchase Agreement is entered into 2/12/2015, 2015 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS” or “Hughes”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361.

WHEREAS, Row 44 and HNS entered to a Master Purchase Agreement covering the purchase and sale of certain equipment by Row 44 on or about December 21, 2007 (hereafter referred to as the “MPA”); and

WHEREAS, Row 44 and HNS entered into an Amended and Restated Master Services Agreement on or about December 31, 2013 (hereafter referred to as the “MSA”); and

WHEREAS, the Parties now desire to change some of the prices set forth in each of the MSA and MPA;

WHEREAS, the Parties further desire to establish the conditions and prices for certain additional equipment and services that may be purchased by Customer from time to time; and

WHEREAS, the Parties desire that Row 44 assigns the Amended and Restated Master Services Agreement and the Master Purchase Agreement to its parent company, Global Eagle Entertainment Inc.

NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.        REVISION OF KU BAND CAPACITY PRICING IN NORTH AMERICA

Section 2.A of Exhibit C to the Agreement is hereby deleted and replaced with the following:

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2.        FUTURE CAPACITY FROM[***]

The provisions in this Section 2 shall govern the prices to be charged by Hughes to Customer [***]

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a.
Except for amounts disputed in good faith by Customer, Customer shall make each and every Service Fee payment [***] without offset, withholding or deduction of any kind, by wire transfer to such bank account as Hughes may designate by notice to Customer. Each payment is considered to have been received when Hughes’ bank account has been credited with such payment. Any undisputed payment due from Customer (and any disputed payment later determined to have been correct) that is not received on the date it is due will bear interest at the rate of the lesser of [***] per month or the maximum rate permitted by law, calculated from the date payment was due until the date it is received. [***] For any period during which there is a Confirmed Outage, SES shall apply an Outage Credit.

If Customer, in good faith and by the due date of the disputed invoice, disputes Hughes’ computation of the amounts due, Customer may withhold payment of the disputed amount, but Customer must pay all charges not in dispute by the invoice due date. An amount is not in dispute until Customer has provided Hughes with written notice explaining the disputed amount and describing the dispute’s factual and contractual basis. Customer shall provide to Hughes written documentation to support its dispute (i) as an attachment to such written notice, or (ii) in a timely fashion thereafter. Customer and Hughes will work in good faith to resolve such dispute within ten (10) days following receipt of Customer’s notice of dispute and required documentation. Upon resolution, disputed amounts are due and payable no later than during Customer’s next billing cycle.

c)	The Services to be provided by HNS to the Customer will consist of the following:

i.	Satellite capacity necessary to support Customer applications:

ii.	Evaluate satellite capacity for Customer application with respect to link budgets, skew angles, etc.

iii.	Generate coverage maps for the satellite capacity under consideration

iv.	Assist in satellite selection based on capacity and coverage requirements for new or expansion capacity

v.	Create frequency plans for new or expansions

vi.	Plan and implement space segment

vii.	Interface with Provider to report and recover network from any external RF interferences

viii.	Act as a liaison between Customer and Provider to resolve any interference cause by Customer
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h)	Termination or Suspension of Service

Any Service to be provided from any satellite on the [***] fleet may be terminated by either Party on notice to the other Party, if (i) there is confirmed outage or Satellite failure and is not restored within [***] (ii) the Satellite is removed from commercial operation at its Orbital Location, or (iii) as provided in a Service Order.

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Service may also be terminated [***]

Further, if Customer fails to pay any undisputed amount when due and fails to remedy such breach within [***] then in addition to any other rights Hughes may have under this Agreement, Hughes may, in its sole discretion, elect to suspend Service until such failure to pay or breach is cured or terminate the relevant Agreements.

3        FUTURE NOC OPERATIONS AND MAINTENANCE CHARGES:

This Section shall govern the prices to be charged by Hughes to Customer for future NOC Operations and Maintenance Charges from currently existing NOC locations in North America.

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4.    FUTURE EQUIPMENT PRICES

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5.     ASSIGNMENT

Row 44 hereby assigns, and HNS consents to such assignment, the Master Purchase Agreement and Amended and Restated Master Services Agreement to its parent company, Global Eagle Entertainment Inc. (GEE). GEE hereby accepts such assignment and agrees to fulfill each of the Row 44’s obligations under the Agreements. Row 44 and HNS agree that Row 44 shall retain liability in all respects under the terms of the Agreements should Global Eagle Entertainment fail to perform.

6.    OTHER TERMS

Except as amended herein, all terms and conditions of the MPA and the MSA as amended shall remain in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC            Row 44, Inc.

By: /s/ Patrick K. O'Brien             By:    /s/ Michael Pigott

Title:                            Title:    VP Legal

Date:    2/11/2015                    Date:    2/12/2015__________________

Global Eagle Entertainment, Inc.

By:    /s/ Michael Pigott
Title:    VP Legal
Date:    2/12/2015